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Exhibit 10.29

                                    AGREEMENT

         This Agreement is made as of December 1, 1999 between WESTAR FINANCIAL SERVICES INCORPORATED, a Washington corporation (the "Company") and & CAPITAL, PARTNERS, L.P. (the "Lender").

                                    RECITALS

         A. The Company executed and delivered to Lender a promissory note in the principal amount of $500,000 dated January 26, 1998 (the "Note").

         B.       The Note matured on March 26, 1998 and was extended.

         C. The Parties are entering into this Agreement to extend the maturity date for payment of the Note.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree as follows:

1. MATURITY DATE. The maturity date of the Note is hereby extended to March 10, 2000.

2. SUBORDINATION. The Bank One Security Interest shall be and remain at all times a lien or charge on the Residual Interest, prior and superior to the lien or charge of Lender under the Lender Security Agreement.

3. ACKNOWLEDGMENT OF SUBORDINATION. Lender acknowledges that it hereby intentionally waives, relinquishes and subordinates the priority and superiority of the lien or charge of the Lender Security Agreement in favor of the lien or charge of the Bank One Security Interest upon the Residual Interest, and understands that in reliance upon and in consideration of this waiver, relinquishment and subordination, specific loans and advances

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are being and will be made and specific monetary and other obligations are being and will be entered into by third parties which would not be made or entered into but for such reliance upon this waiver, relinquishment and subordination. Lender agrees to execute such further documents as either Bank One or the Company may reasonably request to reflect, implement or confirm such subordination.

4. ENTIRE AGREEMENT. This Agreement contains the whole agreement between the parties hereto with respect to its subject matter, and supersedes all prior agreements whether written or oral.

5. BINDING EFFECT. This Agreement shall enure to the benefit of and be binding upon the legal representatives, heirs, successors and assigns of the parties.

6. CONTINUING EFFECT. Except as specifically modified or amended hereby, the Note and the Lender Security Agreement shall continue in full force and effect in accordance with their terms.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                         WESTAR FINANCIAL SERVICES INC.

                         By:___________________________
                             R.W. Christensen, Jr.
                             Its President

                         & CAPITAL, PARTNERS, L.P.

                         By:___________________________
                            David C. Soward
                            Managing General Partner